United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2019

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Closing of Senior Notes Offering

On December 3, 2019, Fidelity National Information Services, Inc. (“FIS”) completed the issuance and sale of its previously announced offering of Euro- and Pounds sterling-denominated senior notes, consisting of €1,000,000,000 in aggregate principal amount of 0.125% Senior Notes due 2022 (the “2022 Euro Notes”), €625,000,000 in aggregate principal amount of 0.625% Senior Notes due 2025 (the “2025 Euro Notes”), €625,000,000 in aggregate principal amount of 1.000% Senior Notes due 2028 (the “2028 Euro Notes” and collectively with the 2022 Euro Notes and the 2025 Euro Notes, the “Euro Notes”), and £300,000,000 in aggregate principal amount of 2.250% Senior Notes due 2029 (the “Sterling Notes” and collectively with the Euro Notes, the “Senior Notes”).

The sale of the Senior Notes was made pursuant to the terms of an Underwriting Agreement, dated November 21, 2019, with J.P. Morgan Securities plc, Merrill Lynch International, MUFG Securities EMEA plc, Wells Fargo Securities International Limited and the other several underwriters named therein, a copy of which was previously filed as Exhibit 1.1 to FIS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 25, 2019.

The Senior Notes were issued pursuant to an Indenture, dated as of April 15, 2013 (the “Base Indenture”), among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Twenty-Sixth Supplemental Indenture thereto with respect to the 2022 Euro Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of December 3, 2019, between FIS and the Trustee, as supplemented by the Twenty-Seventh Supplemental Indenture thereto with respect to the 2025 Euro Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of December 3, 2019, between FIS and the Trustee, as supplemented by the Twenty-Eighth Supplemental Indenture thereto with respect to the 2028 Euro Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of December 3, 2019, between FIS and the Trustee, and as supplemented by the Twenty-Ninth Supplemental Indenture thereto with respect to the Sterling Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference), dated as of December 3, 2019, between FIS and the Trustee.

The Senior Notes were offered and sold pursuant to the automatically effective Registration Statement on Form S-3ASR (File No. 333-232920) of FIS filed with the Commission on July 31, 2019, as supplemented by a preliminary prospectus supplement dated November 21, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on November 21, 2019, a free writing prospectus dated November 21, 2019 filed with the Commission pursuant to Rule 433 under the Securities Act on November 21, 2019, and a final prospectus supplement dated November 21, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on November 22, 2019.

Item 8.01.	Other Events.

Opinion Letters

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law in respect of the Senior Notes is filed as Exhibit 5.2 hereto.

Completion of Any and All Tender Offer and Redemption of Remaining Any and All Notes

On December 2, 2019, FIS completed its previously announced tender offer (the “Any and All Tender Offer”) to purchase for cash the debt securities identified in the table below (collectively, the “Any and All Notes”). The table below lists the aggregate principal amount of each series of the Any and All Notes that were accepted for purchase and the aggregate principal amount that remains outstanding for each series of Any and All Notes. FIS has called for redemption all of the remaining Any and All Notes that were not tendered and not accepted for purchase in the Any and All Tender Offer. The scheduled redemption date is January 2, 2020.

Title of Notes	Principal Amount Accepted for Purchase	Principal Amount Outstanding After Any and All Tender Offer
3.625% Senior Notes due 2020	$545,508,000	$604,514,000
2.250% Senior Notes due 2021	$638,618,000	$111,382,000
4.500% Senior Notes due 2022	$158,294,000	$141,712,000

The aggregate purchase price for the Any and All Notes accepted for purchase in the Any and All Tender Offer, including accrued interest, was $1,370,862,586.43.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Twenty-Sixth Supplemental Indenture, dated as of December 3, 2019

4.2	Twenty-Seventh Supplemental Indenture, dated as of December 3, 2019

4.3	Twenty-Eighth Supplemental Indenture, dated as of December 3, 2019

4.4	Twenty-Ninth Supplemental Indenture, dated as of December 3, 2019

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.8	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated December 3, 2019

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated December 3, 2019

23.1	Consent of Willkie Farr & Gallagher LLP, dated December 3, 2019 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated December 3, 2019 (included in Exhibit 5.2 above)

101	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Twenty-Sixth Supplemental Indenture, dated as of December 3, 2019

4.2	Twenty-Seventh Supplemental Indenture, dated as of December 3, 2019

4.3	Twenty-Eighth Supplemental Indenture, dated as of December 3, 2019

4.4	Twenty-Ninth Supplemental Indenture, dated as of December 3, 2019

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.8	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated December 3, 2019

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated December 3, 2019

23.1	Consent of Willkie Farr & Gallagher LLP, dated December 3, 2019 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated December 3, 2019 (included in Exhibit 5.2 above)

101	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: December 3, 2019

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer